EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2013
EMPLOYEE BENEFITS
NOTE 17 - EMPLOYEE BENEFITS

The Company sponsors a 401(k) savings and retirement plan.  Employees who are 21 years of age and employed on the plan's effective date are immediately eligible to participate in the plan.  Other employees who have attained age 21 are eligible for membership on the first day of the month following completion of 90 days of service.

The provisions of the 401(k) plan allow eligible employees to contribute subject to IRS limitations.  The Company's matching contribution will be determined at the beginning of the plan year.  The Company's expense under this plan was $125,000 in 2013 and $105,000 in 2012.

The Company entered into Supplemental Executive Retirement Agreements with current and former executive officers.  The agreements require the payment of specified benefits upon retirement over specified periods as described in each agreement.  The total liability for the agreements included in other liabilities was $648,000 at December 31, 2013 and $533,000 at December 31, 2012.  Expenses under these agreements amounted to $142,000 and $170,000, respectively, for the years ended December 31, 2013 and 2012.  Payments made under the agreements were $27,000 and $5,000, respectively for each of the years ended December 31, 2013 and 2012.

The Company entered into employment agreements (the “Agreements”) with the Executive Officers of the Company.  The Agreements provide for severance benefits upon termination following a change in control as defined in the agreements in amounts equal to cash compensation as defined in the agreements, and fringe benefits that the Executive(s) would have received if the Executive(s) would have continued working for an additional two years.  The agreements also include provisions to accelerate vesting for stock option plans; or for additional credit for years of service under benefit plans.